SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                               FORM 8-K
                            CURRENT REPORT


                  Pursuant to Section 13 of 15(d) of
                  the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): September 30, 1998

               CATERPILLAR FINANCIAL ASSET TRUST 1997-A
          (Exact name of Registrant as specified in charter)

                               Delaware
                      (State or other jurisdiction
                           of incorporation)

333-24373-01
(Commission File Number)                       (IRS Employer I.D. No.)

c/o Caterpillar Financial Funding Corporation
2950 East Flamingo Rd., Suite E-4, Las Vegas, NV         89121
(Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code:      (702)735-2514

Item 7.  Financial Statements, and Exhibits
  (c)     Exhibits
          Exhibit
          Number         Description
          99.1           Report of Independant Accountants
          99.2           Statement of Financial Position
          99.3           Statement of Revenues Collected and Expenses Paid
          99.4           Notes to Financial Statements

                              SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                    CATERPILLAR FINANCIAL ASSET TRUST 1997-A
                    By: CATERPILLAR FINANCIAL SERVICES CORPORATION
                    (Servicer)


                         By: /s/ Edward J. Scott
                             Edward J. Scott, Treasurer


DATE: September 30, 1998

                             EXHIBIT INDEX

Exhibit
Number                   Description                        Page
99.1      Report of Independant Accountants                   4
99.2      Statement of Financial Position                     5
99.3      Statement of Revenues Collected and Expenses Paid   5
99.4      Notes to the Financial Statements                   6